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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 14, 2002

                                    ---------

                              MILLIPORE CORPORATION
               (Exact name of Registrant as specified in charter)


MASSACHUSETTS                        001-09781               04-2170233
(State or other jurisdiction        (Commission              (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)

                                     -------

                   80 Ashby Road, Bedford, Massachusetts 01730
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 533-6000
               Registrant's Telephone number, including area code

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Item 5. Other Events.

     On February 14, 2002, Millipore Corporation issued a press release announcing the distribution ratio for the dividend of Mykrolis common stock. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     On or about February 14, 2002, Millipore Corporation issued an Information Statement describing its proposed distribution to the stockholders of Millipore Corporation of the shares of common stock of Mykrolis Corporation held by Millipore Corporation. The Information Statement contains a description of: the terms of the distribution, certain tax consequences of the distribution, Mykrolis Corporation and Mykrolis Corporation's common stock. The Information Statement is attached as Exhibit 99.2 to this Current Report on Form 8-K.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

          Exhibit Number       Title
          --------------       -----

              99.1             Press Release issued February 14, 2002.

              99.2             Information Statement dated February 14, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MILLIPORE CORPORATION



                                             /s/ Jeffrey Rudin
                                             -----------------------------------
                                             Jeffrey Rudin
                                             Vice President and General Counsel

Date: February 14, 2002

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                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press Release issued February 14, 2002.

99.2           Information Statement dated February 14, 2002.